                                                                February 2, 1996

Dear Shareholders:

1995 WAS GREAT.

                                                   INTERNATIONAL                  LIMITED TERM       READY
                                                      GROWTH         INCOME         TAX-FREE        RESERVES
William Blair Funds:          GROWTH FUND              FUND           FUND            FUND            FUND
                        -----------------------    -------------    ---------    ---------------    --------
1995.................                     29.1%          7.2%         14.4%           10.0%           5.5%
1994.................                      6.5%        (0.04%)        (0.7%)          (1.6%)*         3.7%

                                                                     LEHMAN
                                                      LIPPER        INTERMED.     MERRILL LYNCH     T-BILLS
     Benchmarks:        S&P 500    RUSSELL 2000    INTERNATIONAL      BOND       INTERMED. MUNI.    (90 DAY)
                        -------    ------------    -------------    ---------    ---------------    --------
1995.................    37.5%         28.4%             9.3%         15.3%           10.6%           5.2%
1994.................     1.3%         (1.8%)           (0.9%)        (1.9%)          (2.7%)          3.7%

---------------
* Inception date 1/24/94.

     At the beginning of the year, investors did not have high expectations for 1995. The prior year had been difficult. Interest rates rose dramatically, and the stock market struggled all year. While the larger company S&P 500 Index rose slightly, almost all of the mid/smaller company indices declined. A "wall of worry" set the stage for positive surprises, and there were many. Inflation did not rise at all and, as a result, interest rates declined substantially. Corporate earnings were good (up an estimated 17%), driven by both increased productivity and lower cost orientation that has spread across all sectors of the economy. Even political/government developments held some promise of less drag (regulation and taxes) on the economy. All in all, 1995 was a banner year.

     Unfortunately we can not expect things to get much better. Corporate earnings will likely be up less than 10% in 1996. Additional significant interest rate declines (to under 5%), while good for bonds, would only be the result of economic weakness, causing corporate earnings disappointments and leading to a difficult stock market. Unlike 1995 when all financial assets performed well, we are not likely to have both stocks and bonds moving up together. However we see no major signs, other than a "technology" euphoria that is now abating, that the stock market has a significant problem. By "significant" we mean more than the normal 10% correction which one should always expect could happen at any time.

     In 1994 and 1995, interest rate movements had a major impact on investment returns. 1996 is likely to be much more stable. At least in the near term we see little upward rate pressure. While the Fed is likely to ease a little more, we don't think the economy is slipping into a recession which would force significant action. We expect modest 4-7% returns for fixed-income securities.

     Although absolute returns for the Growth Fund were excellent, and it is difficult to be too disappointed with a near 30% return, we did underperform the S&P 500. We deliberately did not shift into the kind of technology stocks that were the top performers, fearing that they will have a hard landing in the not-too-distant future (which actually may already be upon us). Compared to the U.S., International markets had a more subdued year, with Japan essentially flat and many of the emerging markets with negative returns. Smaller company stocks underperformed worldwide in 1995. The International Growth Fund lagged on a relative basis because of our strategic bias towards faster growing, somewhat smaller companies in Europe and Japan and our 10% exposure to emerging markets. Both our equity funds remain well positioned for the long-term and we look for better relative performance in 1996.

     Our fixed-income and short-term reserve funds had predictably good years with solid returns. Despite good performance, the growth in assets for the bond funds has been almost non-existent, especially in the Limited Term Tax-Free Fund. Talk in Washington of a flat tax, with no income tax on any interest income regardless of source, has caused tax-exempt bond's performance to lag, and their yields relative to taxable bonds are now more attractive than any time in almost ten years.

     We are looking forward to serving your investment needs throughout the coming year.

                                     Rocky Barber
                                     President

                                                                February 2, 1996

Dear Shareholders:

     The U.S. financial markets enjoyed an extraordinary advance in 1995. A powerful combination of strong corporate profit growth and lower interest rates drove stocks to record levels. Despite a backdrop of moderating economic growth during the year, corporate profits increased an estimated 17% as profit margins benefitted from productivity gains and other factors. As a result, quarterly earnings reports generally exceeded consensus Wall Street expectations and drove analysts' profit forecasts upward through most of the year. More surprising, however, was the sharp decline in interest rates where long term Treasury yields declined to the 6% level by year end versus consensus expectations of over 8% a year ago. In a nutshell, the positive trends for both earnings and interest rates against a rather pessimistic forecast a year ago was the near ideal environment for upside surprise and return.

     A closer analysis of the stock market in 1995 reveals that small cap stock returns trailed behind large cap stocks for the second consecutive year.

                                                             1995         1994
                                                             ----         ----
            WILLIAM BLAIR GROWTH FUND                        29.1%         6.5%
            S & P 500                                        37.5          1.3
            Russell 2000                                     28.4         -1.8
            Lipper Growth                                    31.5         -1.6

     The Russell 2000 Index of smaller companies gained ONLY 28% compared with the 38% return for the S&P 500 index. In addition to the aforementioned productivity gains, many large company earnings results were enhanced by corporate restructuring, cost reduction programs and foreign currency gains from overseas subsidiaries. As a result earning increases have been very strong and profit margins are at record levels. However, many of these factors are non-recurring, and will not drive sustainable growth. We expect the historically faster growth rates of smaller company stocks to become more evident in 1996. Consensus expectations for growth in S&P 500 earnings in 1996 are less than 10%, which is well below the growth rate seen in the past two years. With this in mind, the relative valuation of smaller company stocks currently stands near the midpoint of historic ranges and supports a more positive view towards future performance.

     Technology was the strongest performing sector in the market by a relatively wide margin with gains of about 45% versus about 33% for the rest of the market. Our investment philosophy has a strong bias towards business franchises that we believe have above average predictability and consistency to their financial results. For that reason we have historically had less emphasis on the more volatile, pure technology product companies and 1995 was no exception. We prefer to own applied technology companies which sell products or services based on new technological advancements available in the market or which use them to lower their costs or improve their productivity. This past year was difficult for us in that small and large cap portfolios alike were strongly rewarded for taking more risk than we prefer. We strive to outperform by focusing on high quality companies with excellent growth prospects, yet below average business volatility. Our superior long term performance supports this approach. On the other hand, a concentrated sector oriented strategy, especially one tilted towards technology, would clearly not be consistent with our philosophy.

     Looking ahead to 1996, we see a much more modest, but still positive, return environment. Interest rates are still somewhat high in real (inflation adjusted) terms and should not be trending higher. The political climate is unclear, but, generally moving in the right direction (balanced budget amendment, lower capital gains taxes, less regulation) and the aging baby boomers are just beginning to realize the necessity of saving and investing for their longer term needs. Offsetting these positive forces are the slowing rate of earnings growth and a strapped U.S. consumer. The risk of a 1997 U.S. recession, while not highly probable, will still cause some investor caution in 1996.

     Ultimately, our challenge in 1996 will be to focus on companies that can achieve reasonably good earnings growth in an environment of low inflation, sluggish economies worldwide and ever increasing competition. We are also focusing on the market valuation excesses that have shown up in some specific stocks and are making adjustments as necessary.



Rocky Barber                                Mark A. Fuller, III
President                                   Senior Vice President
Growth Fund Portfolio Manager               Growth Fund Portfolio Manager

--------------------------------------------------------------------------------

            ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH
       REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)         GROWTH FUND       S&P 500
1/86                                     10000           10000
12/86                                    10979           11821
12/87                                    11856           12433
12/88                                    12700           14484
12/89                                    16567           19038
12/90                                    16233           18429
12/91                                    23435           24059
12/92                                    25219           25907
12/93                                    29131           28498
12/94                                    31011           28876
12/95                                    40026           39706

--------------------------------------------------------------------------------

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                                  GROWTH FUND

Portfolio of Investments                                       December 31, 1995

   Shares                (all amounts in thousands)                        Cost        Value
-------------                                                            --------     --------

COMMON STOCKS
APPLIED TECHNOLOGY -- 20.4%
   205    *   Acxiom Corporation                                         $  2,164     $  5,598
   300    *   Airtouch Communications, Inc.                                 8,099        8,475
   198    *   American Management Systems                                   4,702        5,940
   115        Automatic Data Processing, Inc.                               6,141        8,539
    79    *   Catalina Marketing Corporation                                3,691        4,957
   177        First Data Corporation                                        6,966       11,852
   236    *   International Imaging Materials Inc.                          5,642        5,964
   150    *   NFO Research, Inc.                                            1,870        3,975
    60    *   Paging Network, Inc.                                            970        1,463
   120        Reuters Holdings PLC (ADR)                                    4,568        6,615
   115        Shared Medical Systems Corporation                            3,448        6,237
   100    *   Solectron Corporation                                         3,678        4,412
                                                                         --------     --------
                                                                           51,939       74,027
                                                                         --------     --------
CONSUMER RETAIL -- 17.2%
   120        Albertson's, Inc.                                             3,487        3,945
   200    *   Eckerd Corporation                                            6,508        8,925
   165        Heilig-Meyers Company                                         4,213        3,032
   250        Home Depot, Inc.                                             10,975       11,969
    79    *   Kohl's Corporation                                            3,777        4,158
   120    *   Micro Warehouse, Inc.                                         3,295        5,190
   100    *   Office Depot, Inc.                                            1,372        1,962
   100        The Pep Boys -- Manny, Moe & Jack                             2,479        2,563
   164    *   Staples, Inc.                                                 1,792        3,989
   127    *   Viking Office Products, Inc.                                  2,351        5,887
   300        Wal-Mart Stores                                               7,484        6,675
   136        Walgreen Company                                              3,257        4,063
                                                                         --------     --------
                                                                           50,990       62,358
                                                                         --------     --------
FINANCIAL SERVICES -- 9.8%
   100        Advanta Corporation, Class "A"                                3,108        3,825
    20        Advanta Corporation, Class "B"                                  535          728
   174    *   Credit Acceptance Corporation                                 3,691        3,602
   100        Federal Home Loan Mortgage Corporation                        5,282        8,350
   100        Household International, Inc.                                 3,396        5,912
   185        MBNA Corporation                                              5,710        6,822
   140        State Street Boston Corporation                               5,180        6,300
                                                                         --------     --------
                                                                           26,902       35,539
                                                                         --------     --------

   Shares                      (all amounts in thousands)                  Cost        Value
-------------                                                            --------     --------

MEDICAL-RELATED SPECIALTIES -- 9.8%
   150    *   Elan PLC (ADR)                                             $  4,708     $  7,294
   106    *   Health Care & Retirement Corporation                          3,336        3,707
   200    *   Healthsouth Rehabilitation Corporation                        2,871        5,825
   195    *   Medaphis Corporation                                          4,214        7,200
   100        Omnicare, Inc.                                                1,465        4,457
    81    *   Quintiles Transnational Corporation                           1,400        3,313
    77    *   R.P. Scherer Corporation                                      2,716        3,783
                                                                         --------     --------
                                                                           20,710       35,579
                                                                         --------     --------
TECHNOLOGY -- 8.3%
   113    *   Digi International, Inc.                                      2,000        2,137
    80        Linear Technology Corporation                                 2,202        3,140
   100    *   Microsoft Corporation                                         5,443        8,775
    98        Molex Incorporated                                            1,041        3,101
   159        Molex Incorporated, Class "A"                                 2,751        4,857
    80    *   Xilinx, Inc.                                                  3,523        2,434
   165    *   Zebra Technologies Corporation, Class "A"                     2,900        5,603
                                                                         --------     --------
                                                                           19,860       30,047
                                                                         --------     --------
DISTRIBUTION -- 7.8%
   220        Alco Standard Corporation                                     5,900       10,037
    60        Cardinal Health, Inc.                                         2,626        3,285
   157    *   Gulf South Medical Medical Supply, Inc.                       3,580        4,752
   151    *   Peak Technologies Group, Inc.                                 3,950        4,734
    80        Sysco Corporation                                               583        2,600
   209    *   Thompson PBE, Inc.                                            3,482        2,933
                                                                         --------     --------
                                                                           20,121       28,341
                                                                         --------     --------
INDUSTRIAL PRODUCTS -- 7.7%
   160        Air Products & Chemicals, Inc.                                7,456        8,440
   110        Danaher Corporation                                           1,274        3,492
   170        M.A. Hanna Company                                            3,940        4,768
   196        Minerals Technologies, Inc.                                   5,250        7,158
   137        OEA, Inc.                                                     3,973        4,084
                                                                         --------     --------
                                                                           21,893       27,942
                                                                         --------     --------
SPECIALTY CONSUMER SERVICES AND PRODUCTS -- 6.1%
   225    *   CUC International, Inc.                                       3,470        7,678
   173    *   Day Runner, Inc.                                              2,792        5,979
   135    *   Department 56, Inc.                                           3,596        5,177
   130        The Loewen Group, Inc.                                        2,308        3,291
                                                                         --------     --------
                                                                           12,166       22,125
                                                                         --------     --------

Shares or Amount               (all amounts in thousands)                  Cost        Value
----------------                                                         --------     --------

BUSINESS SERVICES -- 4.3%
   125        Cintas Corporation                                         $  3,828     $  5,571
   219    *   Heartland Express, Inc.                                       3,877        4,333
   224    *   Knight Transportation, Inc.                                   3,423        3,077
   120    *   Rural/Metro Corporation                                       2,278        2,715
                                                                         --------     --------
                                                                           13,406       15,696
                                                                         --------     --------
FOOD RETAIL/PROCESSING -- 3.0%
    60        Pepsico, Inc.                                                 3,501        3,353
   285        Wendy's International, Inc.                                   4,985        6,056
   106    *   Whole Foods Market, Inc.                                      1,540        1,471
                                                                         --------     --------
                                                                           10,026       10,880
                                                                         --------     --------
TOTAL COMMON STOCK -- 94.4%                                               248,013      342,534
                                                                         --------     --------
SHORT-TERM INVESTMENTS
$3,559        Associates Corp. of North America Demand Note,
                 5.444%, due 1/2/96                                         3,559        3,559
 2,987        Household Finance Corporation, 5.75%, due 1/5/96              2,987        2,987
 2,253        Chevron Oil Finance Company, 5.65%, due 1/12/96               2,253        2,253
 2,671        Chevron Oil Finance Company, 5.72%, due 1/12/96               2,671        2,671
 1,774        General Electric Capital Corporation, 5.74%, due 1/19/96      1,774        1,774
 3,000        Chevron Oil Finance Company, 5.65%, due 1/19/96               3,000        3,000
 3,200        GMAC Corporation, 5.69%, due 1/26/96                          3,200        3,200
 3,500        Ford Motor Credit Company, 5.60%, due 2/2/96                  3,500        3,500
                                                                         --------     --------
              Total Short-term Investments -- 6.3%                         22,944       22,944
                                                                         --------     --------
              TOTAL INVESTMENTS -- 100.7%                                $270,957      365,478
                                                                         ========
              LIABILITIES, PLUS CASH AND OTHER ASSETS -- (.7)%                          (2,442)
                                                                                      --------
              NET ASSETS -- 100.0%                                                    $363,036
                                                                                      ========

---------------
* Non-income producing securities

ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.

                                                                February 2, 1996

Dear Shareholders:

     With the United States 1995's second best performing world stock market (only Switzerland was up more), United States investors in international portfolios were modestly rewarded. The EAFE Index returned 11.6% and the Lipper International Index returned 9.3% as the large Japanese market was essentially flat and the emerging markets actually declined nearly 10%. Offsetting these drags were gains of nearly 10% in non-Japan Far East and about 15-18% in Europe/UK. Clearly, the major investment action in 1995 was here in the U.S.

     The International Growth Fund lagged behind both international indices with a 7.2% return for the year. We emphasize investment in growth stocks which results in an overweight position in somewhat smaller companies. As shown in the table below, larger cap stocks outperformed in all major geographic markets in 1995. History clearly demonstrates that this is quite unusual and indeed recent evidence shows that smaller companies are starting to again perform better in some markets.

PERFORMANCE OF SMALL CAP VS LARGE CAP*

                                             1994                         1995
                                         ------------    --------------------------------------
        REPRESENTATIVE INDICES            Q3      Q4      Q1      Q2       Q3      Q4     YEAR
--------------------------------------   ----    ----    ----    -----    ----    ----    -----
Morgan Stanley Capital International
  UK (large)*.........................    5.4%    0.5%    5.6%     3.0%    5.4%    2.3%    17.2%
Financial Times Stock Exchange Small
  Cap UK, ex Investment Trust
  (small).............................    3.7    -4.7     2.9      4.5     7.2    -3.7     10.9
Morgan Stanley Capital International
  EUROPE, ex UK (large)...............    2.8     0.3     5.5      7.1     2.7     3.1     19.7
James Capel Small Cap EUROPE, ex UK
  (small).............................    2.3    -1.9     2.6      5.3    -1.2    -4.1      2.3
Morgan Stanley Capital International
  JAPAN (large).......................   -5.5    -1.5    -2.3     -6.5     4.3     4.9      0.0
James Capel Small Cap JAPAN (small)...   -8.1    -2.4    -6.8    -10.7     0.4     7.2    -10.3

---------------
* US Dollar adjusted Capital Change

     Looking ahead to 1996, we can summarize our investment outlook by the following:

     OVERVIEW
     - Economic growth remains below trend in the industrial world
     - Short-term rates have further to fall in the United States and Continental Europe
     - World growth will accelerate in 1997
     - The dollar should strengthen over the year but may be vulnerable short term

     JAPAN
     - Economic growth is picking up
     - Monetary policy may be tightened earlier than expected
     - The equity market has seen the best of its rally

     EUROPE
     - Growth is slowing and may move to negative levels in the first half of
       1996
     - Inflation remains very low in core ERM countries
     - Short-term interest rates have further to fall
     - Overweight classic growth and interest rate sensitive stocks

     UK
     - The economy is set to grow around 2.5% in 1996
     - Headline inflation will fall to 1-2% mid-year
     - Long gilt yields should trade in a range of 7-8%
     - Growth may be uncomfortably strong by 1997

     EMERGING MARKETS
     - Economic performance is still deteriorating in some Asian markets
     - Latin American growth should accelerate in 1996
     - East European markets look set for good performance in 1996
     - Represent good value at current levels and should outperform in 1996

     The portfolio remains overweighted in Japan, core Europe and emerging markets. In Japan, we are seeing the beginning of better performance among the medium and smaller sized stocks and we expect this to continue as the economic environment improves in 1996. We see some risk of Yen weakness, after an unprecedented period of strength, and have continued to hedge approximately one third of our exposure. In core Europe, we see continued benefits from declining interest rates led by Germany. Smaller company shares throughout Europe have been in a prolonged bear market and some outstanding values are available; however, it will require greater optimism on European growth prospects before they start to outperform. Finally, we see interest returning to many of the emerging markets as valuations have become more compelling given recent years declines.

                                         Norbert W. Truderung
                                         Senior Vice President
                                         William Blair Mutual Funds, Inc.

--------------------------------------------------------------------------------

            ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH
  REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

      MEASUREMENT PERIOD         INT'L GROWTH    LIPPER INT'L
    (FISCAL YEAR COVERED)            FUND            INDEX
10/92                                    10000           10000
12/92                                    10130           09875
6/93                                     11390           11310
12/93                                    13534           13744
6/94                                     13985           13718
12/94                                    13528           13622
6/95                                     13332           13962
12/95                                    14505           14886

--------------------------------------------------------------------------------

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                           INTERNATIONAL GROWTH FUND

Portfolio of Investments                                                 December 31, 1995

   Shares                    (all amounts in thousands)                   Cost        Value
-------------                                                            -------     -------
COMMON STOCKS -- EUROPE -- 43.8%
AUSTRIA -- .8%
    10        Flughafen Wien AG (Vienna Airport)                         $   484     $   675
                                                                         -------     -------
BELGIUM -- .8%
     3        Kredietbank (Bank)                                             607         684
                                                                         -------     -------
DENMARK -- .5%
     4        Novo Nordisk AS (Pharmaceutical)                               427         479
                                                                         -------     -------
FINLAND -- .5%
    11        Nokia (AB) OY (Telecommunications equipment)                   732         432
                                                                         -------     -------
FRANCE -- 6.6%
     4        Air Liquide (Industrial gases)                                 577         662
     7        Alcatel-Alsthom SA (Telecommunication/
                transportation equipment)                                    710         604
     8        Banque Nationale De Paris (Bank)                               392         361
     4        Cie De St. Gobain (Building materials)                         416         382
     6        Crometal (Metal, plastic and construction)                     509         398
     9        Gascogne (Packaging paper and printing)                        794         793
     7        Interbail (Societe Financiere) (Property leasing and
                rental)                                                      592         377
    12    *   SGS Thomson Micro (Electronic semiconductors)                  563         459
     4        Societe Bic (Consumer goods)                                   400         437
     7        Societe Generale (Bank)                                        750         865
     2        Sodexho (Contract catering)                                    305         588
                                                                         -------     -------
                                                                           6,008       5,926
                                                                         -------     -------
GERMANY -- 5.9%
     3        Bayer AG (Chemicals)                                           696         792
     3        Durr Beteil AG (Capital goods and spray paint machinery)       894         749
     5    *   Ex Cello O Holdings AG (Machine tools)                         848         537
     1        Linde AG (Engineering)                                         709         729
     2        Mannesmann AG (Engineering-general)                            364         509
  0.11        Munchener Ruckvers AG (Reinsurance)                            182         244
     6        Praktiker Bau Und Heimninerker AG (Retailing)                  208         191
     2        Siemens AG (Electrical engineering)                            666         821
     2        Simona AG (Plastics processing)                                302         305
     3    *   Varta AG (Batteries)                                           530         479
                                                                         -------     -------
                                                                           5,399       5,356
                                                                         -------     -------

   Shares                    (all amounts in thousands)                   Cost        Value
-------------                                                            -------     -------
ITALY -- 1.7%
   404        BCA Fideuram SPA (Fund management)                         $   483     $   467
   150        La Rinascente (Retailing)                                      393         390
   400        Telecom Italia Mobile (Mobile telephones)                      513         704
                                                                         -------     -------
                                                                           1,389       1,561
                                                                         -------     -------
LUXEMBOURG -- .7%
    20        Millicom International Cellular S A (Communications)           521         610
                                                                         -------     -------
NETHERLANDS -- 4.1%
     9        Crown V Gelder G B (Specialists -- paper products)             707         721
    17    *   Frans Maas Group (Transport services)                          502         566
     6        Heineken NV (Brewer)                                           961       1,064
     9        Kon Ten Cate NV (Chemicals)                                    454         380
    20        Koninklijke Van Ommeren CVA (Specialty chemicals)              539         623
     8        Philips Electronics NV (Consumer electronics)                  391         289
                                                                         -------     -------
                                                                           3,554       3,643
                                                                         -------     -------
PORTUGAL -- .1%
     5        Filmes Lusomundo (Media)                                        61          53
                                                                         -------     -------
SPAIN -- 2.0%
    20        Aguas De Barcelona (Water utility)                             526         597
    25        Centros Com Pryca (Supermarkets)                               501         524
    15        Hidroel Cantabrico (Electric utility)                          483         519
    10        Unipapel S A (Office stationery)                               268         188
                                                                         -------     -------
                                                                           1,778       1,828
                                                                         -------     -------
SWEDEN -- 2.9%
     7        Autoliv AB (Airbag manufacturers)                              392         409
    15        Astra AB (Pharmaceutical)                                      502         599
    28        Ericcson (LM) Telefon (Telecommunication equipment)            539         538
    50        Munksjo AB (Pulp and paper)                                    480         328
    55        Sparbanken Sverige (Bank)                                      483         700
                                                                         -------     -------
                                                                           2,396       2,574
                                                                         -------     -------
SWITZERLAND -- 5.3%
  0.25        Baloise Holdings (Insurance)                                   577         520
  0.25        Bobst AG (Printing machines)                                   377         390
    10        CS Holdings (Banking)                                        1,011       1,025
  0.80        Nestle SA (Food)                                               820         885
  0.13        Roche Holdings AG (Pharmaceuticals)                            789         989
     1        Sandoz AG (Pharmaceuticals)                                    739         915
                                                                         -------     -------
                                                                           4,313       4,724
                                                                         -------     -------

   Shares                    (all amounts in thousands)                   Cost        Value
-------------                                                            -------     -------
TURKEY -- .1%
 1,546        Sifas (Textiles)                                           $   250     $    83
                                                                         -------     -------
UNITED KINGDOM -- 11.8%
    19        Abacus Group (Distributors)                                     83          82
   125        Bank of Scotland (Bank)                                        358         546
   175        Bullough (Engineering)                                         391         277
   125        Chubb Security (Securities firm)                               618         618
    75        DFS Furniture Company (Furniture
                manufacturer and retailer)                                   315         460
    19        Domestic & General Group (Insurance)                           386         449
    85        Eurotherm (Instruments and controls)                           404         722
   125        First Leisure Corporation (Entertainment)                      599         740
    75        Frost Group (Retailers)                                        247         224
   233        Halma (Industrial safety and environmental equipment)          543         634
   100        Hays (Bulk distribution, personnel services)                   435         584
   175        Hogg Robinson (Travel, transport and financial services)       572         620
   150        Kwik Fit Holdings (Distributors)                               422         396
   100        London Forfaiting (Commercial asset-based finance)             235         340
    20        Mercury Assets Management Group (Banks/Merchant)               331         276
    35        RTZ Corp. (Mining and finance)                                 381         509
   100        S I G (Building material distributor)                          371         300
    65        Shell Transport & Trading (Oil-Integrated)                     753         860
   100        Standard Chartered (Retail banks)                              621         851
    35        Tate & Lyle (Food Producers)                                   247         257
    90        Vero Group (Electronics)                                       387         380
    75        Watmoughs Holdings (Printer)                                   460         530
                                                                         -------     -------
                                                                           9,159      10,655
                                                                         -------     -------
COMMON STOCKS -- ASIA -- 41.5%
AUSTRALIA -- 2.5%
    45        Broken Hill Proprietary (Mining)                               620         635
   200        John Fairfax (Newspaper publishing)                            346         416
   300        Stanilite Pacific (Manufacturer
                of emergency lighting systems)                               397         137
   125        Stanilite Pacific Ltd (Electronic/communication
                equipment)                                                   150          57
   160        Western Mining Corporation (Mines)                             971       1,027
                                                                         -------     -------
                                                                           2,484       2,272
                                                                         -------     -------
JAPAN -- 32.0%
    77        Anritsu Corporation (Electrical machinery)                     888         835
    75        Asahi Tec Corporation (Automobile parts)                       702         498
    41        Bank of Tokyo (Bank)                                           699         719
  0.10        DDI Corporation (Cellular telecom service provider)            573         775

   Shares                    (all amounts in thousands)                   Cost        Value
-------------                                                            -------     -------
    25        Enix Corporation (Entertainment software)                  $   842     $   953
    60        Exedy Corporation (Automobile parts)                           993         953
    15        Fuji Machine Manufacturing (Automated
                assembly machinery)                                          481         538
    50        Hitachi Metals (Specialty steel maker)                         611         625
    13        Ito Yokado Company (Food retailer)                             552         801
    60        Jaccs Company (Consumer finance)                               619         622
    93        Kamigumi Company (Harbor transport & equipment)                900         893
    20        Kato Denki Company (Electrical retailer)                       451         519
     7        Keyence Corporation (Electronics)                              574         807
    10        Melco Incorporated (Electronics)                               353         527
    47        Mitsubishi Trust & Banking (Banking)                           749         783
    70        Mitsui Fudosan Company (Real estate)                           878         861
    55        Namco (Commercial use videogame hardware)                    1,473       1,832
    68        Neturen Company (Metal products)                               551         539
    50        New Oji Paper Company (Pulp and paper)                         461         452
     9        Nichiei Company (Finance company)                              617         671
    90        Nikko Securities (Securities firm)                             839       1,159
   300    *   NKK Corporation (Steel producer)                               790         808
    90        NTN Corporation (Bearings producer)                            598         601
    70        Obayashi Corporation (Construction)                            558         556
    87        Ricoh Company (Color copier manufacturer)                      885         952
    30        Rinnai Corporation (Metal products)                            680         700
     8        Riso Kagaku Corporation (Printing machine producer)            660         675
    20        Rohm & Co. (Electronics)                                       595       1,129
    21        Ryosan Electro Corporation (Semiconductors/workstations)       465         578
    10        SMC Corporation (Machinery)                                    573         723
    33        Santen Pharm Company (Opthalmic pharmaceuticals)               740         748
    34        Sanwa Bank (Bank)                                              655         692
    14        Secom Company (Services)                                       847         974
    23        Sho Bond Corporation (Construction)                            763         786
    30        Sumitumo Bank (Bank)                                           557         636
    55        Sumitumo Trust & Banking (Bank)                                786         778
    60        Topre Corporation (Automobile pressed parts)                   525         477
    18        Tostem Corporation (Metal products)                            648         598
                                                                         -------     -------
                                                                          26,131      28,773
                                                                         -------     -------
HONG KONG -- 4.6%
   100        China Light & Power (Electric utility)                         448         460
    59        HSBC Holdings (Bank)                                           638         896
 1,480        Inner Mongolia Erdos Cashmere (Wool producer)                  701         555
   750        National Mutual Asia (Finance)                                 471         679
    70        Sun Hung Kai Properties (Real estate management)               419         568

   Shares                    (all amounts in thousands)                   Cost        Value
-------------                                                            -------     -------
    65        Swire Pacific (Airline, general trading
                and real estate conglomerate)                            $   415     $   504
 1,960        Yizheng Chemical Fibre Company (Chemicals)                     555         441
                                                                         -------     -------
                                                                           3,647       4,103
                                                                         -------     -------
SINGAPORE -- 2.4%
    45        City Developments (Real estate company)                        275         328
    50        Fraser & Neave (Diversified conglomerate)                      468         639
     3        Fraser & Neave, warrants (expire 5/27/98)                        3          20
    80        Keppel Corp. (Diversified conglomerate)                        490         713
   199        Singapore Technologies Industries
                (Infrastructure/industrial development projects)             304         450
                                                                         -------     -------
                                                                           1,540       2,150
                                                                         -------     -------
COMMON STOCKS -- EMERGING MARKETS -- 9.8%
ARGENTINA -- 1.2%
    43        Irsa Inversiones Y Representaciones GDR (Property)             878       1,094
                                                                         -------     -------
BRAZIL -- 1.6%
    40   (a)  Rhodia Ster S A (Packaging) (Rule 144A)                        579         410
    16        Telecommunicacoes Brasilera, ADR (Telecommunication)           532         741
    40   (a)  Usinas Siderurgicas De Minas Gerais S.A.,
                ADR (Rule 144A) (Steel)                                      623         325
                                                                         -------     -------
                                                                           1,734       1,476
                                                                         -------     -------
INDONESIA -- 1.0%
    96   (b)  Astra International (Assembler/distributor of
                automobiles/motorcycles)                                     139         199
    90   (b)  Indosat (Telecommunications service provider)                  346         335
   139   (b)  Mulia Industrindo (Glass and ceramic manufacturer)             235         391
                                                                         -------     -------
                                                                             720         925
                                                                         -------     -------
KOREA -- .4%
    15        Korea Electric Power Corporation ADR (Electric utility)        315         401
                                                                         -------     -------
MALAYSIA -- 1.4%
    58        Resorts World Berhad (Manages hotel
                and gaming operations)                                       244         311
   108        Leader Universal Holdings (Cable manufacturer)                 305         247
   105        YTL Corporation (Holding company-property/
                power generating)                                            354         662
                                                                         -------     -------
                                                                             903       1,220
                                                                         -------     -------

Shares or Amount                        (all amounts in thousands)        Cost        Value
----------------                                                         -------     -------
PERU -- 1.2%
   505        Telefonica Del Peru SA CPT 'B' Shares
                (Telephone company)                                      $   878     $ 1,082
                                                                         -------     -------
SOUTH AFRICA -- 1.0%
   115        Free State Consolidated Gold Mines (Mining)                  1,249         860
                                                                         -------     -------
THAILAND -- 2.0%
  0.05        Formosa Fund (Mutual fund)                                     351         380
   200   (b)  Industrial Finance Corporation of Thailand (Bank)              373         679
    18   (b)  Regional Continental Line (Transportation containers)          207         225
    69        Thai Farmers Bank (Bank)                                       236         471
                                                                         -------     -------
                                                                           1,167       1,755
                                                                         -------     -------
TOTAL COMMON STOCKS -- 95.1%                                              78,724      85,394
                                                                         -------     -------
CONVERTIBLE BONDS -- 1.9%
$  200        Tata Iron & Steel Company, 2.25%
                due 4/1/99 (Construction materials)                          200         178
   550        U Ming Marine Holdings, 1.5%, due 2/7/01 (Shipping)            558         491
   500        United Micro Electric, 1.25%, due 6/8/04 (Technology)          855         666
35,000Y       Sankyo Frontier Company, 3.00% due 9/29/00 (Licensing)         459         343
                                                                         -------     -------
TOTAL CONVERTIBLE BONDS                                                    2,072       1,678
                                                                         -------     -------
SHORT-TERM INVESTMENTS -- 2.8%
$2,505        State Street Bank Euro-Dollar Time Deposit,
                4.75%, due 1/2/96                                          2,505       2,505
                                                                         -------     -------
              TOTAL INVESTMENTS -- 99.8%                                 $83,301      89,577
                                                                         =======
              CASH AND OTHER ASSETS, LESS LIABILITIES -- .2%                             185
                                                                                     -------
              NET ASSETS -- 100.0%                                                   $89,762
                                                                                     =======

---------------
 *  Non-income producing securities

ADR = American Depository Receipt

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, the value of these securities was 0.8% of net assets.

(b) Foreign registered securities (Alien Market).

    At December 31, 1995 the Fund's Portfolio of Investments includes the following categories: Capital Equipment -- 23%; Services -- 23%; Finance -- 22%; Materials -- 15%; Consumer Goods -- 11%; Energy -- 4%; and Multi-Industry -- 2%.

                See accompanying Notes to Financial Statements.

                                                                February 2, 1996

Dear Shareholders:

     Unlike the prior year, 1995 was one that bond investors will savor. Double digit returns were the norm for all but the shortest maturity issues. Economic growth slowed during the year and inflation remained subdued. The Federal Reserve Board responded by twice lowering short-term interest rates. This steadily declining interest rate environment led to a 14.4% return with dividends reinvested for the Income Fund. While this return exceeded the 10.9% return of our relevant Lipper peer group, it trailed the 15.3% return of the Lehman Intermediate Government/Corporate Bond Index.

     We maintained our modestly defensive position throughout the second half of 1995 and we expect to continue to do so as we move into 1996. The returns generated within the bond market last year represent one of the best single-year performances in bond market history. A great year like 1995 is generally not followed by another one and this simple recognition is the main reason for maintaining our position. We continue to emphasize U.S. Treasury notes and more conservatively structured mortgage-backed bonds as there still does not seem to be much value in the corporate bond area.

     Assets remained very stable in the $150 million range. Additionally, we changed the monthly dividend on two occasions this year. This basically reflected the volatility of interest rates that has developed more recently. As a result, we are modifying our dividend policy very slightly. We will determine a dividend level at the beginning of each year and will review that level every quarter to see if an adjustment is necessary. Our philosophy continues to be one of paying out only income earned and trying to avoid any return of principal. We look forward to serving your fixed-income needs in 1996.

                                         Bentley M. Myer
                                         Senior Vice President
                                         Income Fund Portfolio Manager

--------------------------------------------------------------------------------

            ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH
       REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

                                                  LEHMAN IN-
                                                    TERMED.
      MEASUREMENT PERIOD                           GOVT/CORP
    (FISCAL YEAR COVERED)         INCOME FUND        INDEX
9/90                                     10000           10000
12/90                                    10291           10410
6/91                                     10781           10862
12/91                                    11986           11932
6/92                                     12390           12292
12/92                                    12845           12788
6/93                                     13565           13582
12/93                                    13849           13912
6/94                                     13555           13548
12/94                                    13746           13643
6/95                                     14935           14953
12/95                                    15722           15735

--------------------------------------------------------------------------------

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                                  INCOME FUND

Portfolio of Investments                                       December 31, 1995

Principal
 Amount                               Issue                                           Value
--------       ----------------------------------------------------                  --------
                          (all amounts in thousands)
U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
GUARANTEED OBLIGATIONS -- 66.5%
U.S. TREASURY -- 26.2%
$ 14,700       U.S. Treasury Note 7.50%, due 11/15/01                                $ 16,191
  10,322       U.S. Treasury Note 5.75%, due 8/15/03                                   10,446
  10,750       U.S. Treasury Note 7.25%, due 5/15/04                                   11,929
--------                                                                             --------
  35,772       Total U.S. Treasury Obligations                                         38,566
--------                                                                             --------
U.S. GOVERNMENT GUARANTEED OBLIGATIONS -- 18.5%
SMALL BUSINESS ADMINISTRATION -- 8.9%
      --       Receipt for Multiple Originator Fees, #3, 0.786%,
                 due 11/08/08 (Interest only) WAC                                       2,225
     378       Loan #100023, 9.375%, due 11/25/14                                         397
      --       Receipt for Multiple Originator Fees, #146, 3.021%,
                 due 6/03/15 (Interest only) WAC                                        1,858
      --       Receipt for Multiple Originator Fees, #156, 3.323%,
                 due 7/20/15 (Interest only) WAC                                        1,904
      --       Receipt for Multiple Originator Fees, #215, 3.311%,
                 due 9/03/15 (Interest only) WAC                                        4,506
      --       Receipt for Multiple Originator Fees, #149, 3.082%,
                 due 10/01/15 (Interest only) WAC                                       2,308
--------                                                                             --------
     378       Total Small Business Administration Obligations                         13,198
--------                                                                             --------
U.S. DEPARTMENT OF VETERANS AFFAIRS -- 4.9%
   2,060       Mortgage Trust 1992-1, Tranche 2-B,
                 7.75%, due 9/15/10                                                     2,098
   5,000       Mortgage Trust 1992-2, Tranche 2-D,
                 7.00%, due 9/15/15                                                     5,096
--------                                                                             --------
   7,060       Total U.S. Department of Veteran Affairs
--------         Guaranteed Pass-Through Certificates                                   7,194
                                                                                     --------



Principal
 Amount                               Issue                                           Value
--------       ----------------------------------------------------                  --------
                          (all amounts in thousands)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.5%
$     26       12.50%, due 4/15/14                                                   $     30
      54       13.00%, due 11/15/14                                                        60
   2,277       8.50%, due 11/15/21                                                      2,401
   1,063       8.50%, due 12/15/21                                                      1,120
   1,501       8.50%, due 1/15/22                                                       1,583
--------                                                                             --------
   4,921       Total Government National Mortgage
--------         Association Obligations                                                5,194
                                                                                     --------



GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II -- 0.8%
      28       12.00%, due 2/20/20                                                         30
      21       12.50%, due 2/20/15                                                         24
     777       11.00%, due 3/20/16                                                        861
      24       10.50%, due 6/20/19                                                         26
      97       10.50%, due 8/20/20                                                        107
     120       10.50%, due 9/20/20                                                        132
--------                                                                             --------
   1,067       Total Government National Mortgage
--------         Association II Obligations                                             1,180
                                                                                     --------



GOVERNMENT NATIONAL MORTGAGE ASSOCIATION MOBILE HOME -- 0.4%
     114       9.75%, due 3/15/98                                                         118
      54       9.75%, due 1/15/99                                                          57
     427       9.50%, due 12/15/10                                                        456
--------                                                                             --------
     595        Total Government National Mortgage
--------          Association Mobile Home Obligations                                     631
                                                                                     --------



U.S. GOVERNMENT AGENCY GUARANTEED OBLIGATIONS -- 21.8%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) -- 14.7%
     403       #1475, Tranche SC, 8.107% FR, due 2/15/08                                  391
   1,092       #1693, Tranche S, 5.225%, due 9/15/08                                      931
   2,214       #1214, Tranche EB, 9.095% FR, due 2/15/15                                2,220
   2,500       #77, Tranche F, 8.500%, due 6/15/17                                      2,514
   4,395       #845059, Debenture, 7.460% FR, due 5/01/18                               4,507
   2,000       #1289, Tranche PK, 7.500%, due 5/15/18                                   2,028
   4,846       #1081, Tranche IC, 6.500%, due 12/15/19                                  4,847
     676       #1077, Tranche G, 7.500%, due 5/15/21                                      678
   2,818       #C00137, Debenture, 9.000%, due 5/01/22                                  2,990
     603       #1492, Tranche SE, 10.133%, due 3/15/23                                    552
--------                                                                             --------
  21,547       Total FHLMC Collateralized
--------         Mortgage Obligations                                                  21,658
                                                                                     --------




Principal
 Amount                               Issue                                           Value
--------       ----------------------------------------------------                  --------
                          (all amounts in thousands)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 7.1%
$  2,900       1993-47, Tranche B, 6.650%, due 3/25/06                               $  2,906
      54       13.250%, due 8/01/14                                                        54
   4,584       7.623%, due 12/01/2018                                                   4,713
     282       1992-105, Tranche A, 7.000%, due 1/25/21                                   284
     276       1991-141, Tranche SB, 12.170% FR, due 10/25/21                             276
   1,890       1992-200, Tranche SE, 11.500%, due 11/25/22                              1,896
     266       1993-19, Tranche SH, 11.234%, due 4/25/23                                  266
--------                                                                             --------
  10,252       Total FNMA Collateralized
--------         Mortgage Obligations                                                  10,395
                                                                                     --------



  81,592       Total U.S. Government and U.S. Government
--------         Agency Guaranteed Obligations                                         98,016
                                                                                     --------




                                                                         S&P
                                                                       Rating
                                                                     -----------
                                                                     (unaudited)
COLLATERALIZED MORTGAGE OBLIGATIONS -- 20.9%
   3,255       Prudential Home Mortgage Securities Corp., 1992-45,
                 Tranche A-8, 6.045%, due 1/25/00                            AAA        3,158
   1,600       Polk Co. HFA, 1991-1, Tranche A-2, 9.550%,
                 due 1/15/11                                                 AAA        1,708
  11,503       Morgan Keegan Funding I, L.P., 8.000%, due 4/25/11            AA-       11,734
     212       Clay Co. HFA, 1990, Tranche A-1, 9.500%, due
                 10/10/12                                                    AAA          226
   1,000       Mortgage Obligation Structured Trust, 1993-1,
                 Tranche A-1, 6.350%, due 10/25/18                           AAA          993
   5,000       Prudential Home Mortgage Securities Corp., 1993-8,
                 Tranche A-10, 7.350%, due 3/25/23                           AAA        5,018
   5,000       Prudential Home Mortgage Securities Corp., 1993-40,
                 Tranche A-2, 6.500%, due 10/25/23                           AAA        5,017
     392       Residential Finance Corp., 1991-11,
                 Tranche A-2, 10.000%, due 4/01/21                            AA          393
   1,219       Residential Finance Corp., 1991-11, Tranche A-2,
                 10.000%, due 4/01/21                                         AA        1,243
     263       Resolution Trust Corp., 1991-3, Tranche A-2,
                 10.385%, due 8/25/21                                        AAA          274
   1,052       Resolution Trust Corp., 1992-5, Tranche 5-C,
                 8.628%, due 1/25/26                                          AA        1,081
--------                                                                             --------
  30,496       Total Collateralized Mortgage Obligations                               30,845
--------                                                                             --------

Principal                                                                S&P
 Amount                               Issue                            Rating         Value
--------       ----------------------------------------------------  -----------     --------
                            (all amounts in thousands)               (unaudited)
CORPORATE OBLIGATIONS -- 2.2%
$  1,250       Sears, Roebuck Corp. Medium Term Note, 9.75%,
                 due 3/21/00                                               BBB       $  1,424
   1,500       Household Finance Corp. Medium Term Note, 10.38%,
                 due 12/15/00                                               A           1,778
--------                                                                             --------
   2,750       Total Corporate Obligations                                              3,202
--------                                                                             --------
 114,838       TOTAL LONG-TERM INVESTMENTS -- 89.6%                                   132,063
--------                                                                             --------
SHORT-TERM INVESTMENTS -- 8.8%
   1,573       Associates Corp. of North America
                 Demand Note, 5.444%, due 1/2/96                         A-1+           1,573
   3,200       General Motors Acceptance Corp., 5.730%,
                 due 2/2/96                                               A-2           3,200
   3,000       IBM Credit Corporation, 5.700%,
                 due 2/2/96                                               A-1           3,000
   2,226       General Motors Acceptance Corp., 5.720%,
                 2/16/96                                                  A-2           2,226
   3,000       American Express Credit Corp., 5.640%,
                 due 2/16/96                                              A-1           3,000
--------                                                                             --------
  12,999       TOTAL SHORT-TERM INVESTMENTS -- 8.8%                                    12,999
--------                                                                             --------
$127,837       TOTAL INVESTMENTS (COST $142,123) -- 98.4%                             145,062
========
               CASH AND OTHER ASSETS, LESS LIABILITIES -- 1.6%                          2,308
                                                                                     --------
               NET ASSETS -- 100.0%                                                  $147,370
                                                                                     ========

---------------
WAC = Weighted Average Coupon
FR = Floating Rate

                See accompanying Notes to Financial Statements.

                                                                February 2, 1996
Dear Shareholders:

    The discussion of a flat tax and the possible elimination of taxation on all interest and dividends plagued the municipal market for most of 1995. The ratio of tax-exempt yields to taxable yields rose to the 80% to 90% level early in the year and then remained there as the various tax proposals were discussed. The ongoing budget discussions have recently taken precedence so a consensus approach to tax reform has not yet developed. It still appears to us that some reduction in tax rates is possible but that something more severe, like eliminating deductions and not grandfathering current municipal bond issues is unlikely.

    The Limited Term Tax-Free Fund had a return of 10.0% with dividends reinvested for the year, which exceeded the 9.0% return of the Lipper Municipal Short-Term Index but trailed the 10.6% return of the Merrill Lynch Intermediate Municipal Bond Index. We continued to maintain our moderately defensive position throughout the second half of the year. While returns in the tax-exempt market trailed those in the taxable market, the absolute returns were still at the high end of the historical range. We therefore feel more comfortable recognizing this fact and keeping a little more cash equivalents than usual. Assets continue to grow slowly with the total reaching almost $20 million by year end.

                                     Bentley M. Myer
                                     Senior Vice President
                                     Limited Term Tax-Free Fund Portfolio
                                     Manager

--------------------------------------------------------------------------------

            ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH
       REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

                                                 MERRILL LYNCH
                                 LIMITED TERM    INTERMEDIATE
      MEASUREMENT PERIOD           TAX- FREE       MUN. BOND
    (FISCAL YEAR COVERED)            FUND            INDEX
1/94                                     10000           10000
3/94                                      9649            9333
6/94                                      9760            9307
9/94                                      9872            9387
12/94                                     9840            9290
3/95                                     10156           09922
6/95                                     10401           10131
9/95                                     10627           10409
12/95                                    10820           10932

--------------------------------------------------------------------------------

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                           LIMITED TERM TAX-FREE FUND

Portfolio of Investments                                       December 31, 1995

Principal
Amount                                 Issue                                        Value
-------       --------------------------------------------------------             -------
                             (all amounts in thousands)
REVENUE BONDS -- 47.2%
$   250       State of Illinois Toll Highway Authority
                6.550%, 1/1/96                                                     $   250
    400       Atlanta, Georgia Water and Sewer Revenue
                6.000%, 1/1/96                                                         400
    450       South Dakota Housing Development Authority
                4.500%, 5/1/96                                                         454
    400       DuPage County, Illinois Water Commission
                6.000%, 5/1/97                                                         411
    500       Ball State University, Indiana Student Revenue
                4.900%, 7/1/97                                                         508
    235       Nevada Housing Division -- Single Family
                4.750%, 10/1/97                                                        234
    210       Nevada Housing Division -- Single Family
                4.950%, 4/1/98                                                         208
    500       New Jersey State Transportation Authority
                4.500%, 6/15/00                                                        504
    500       Massachusetts Municipal Wholesale Electric Commission
                4.100%, 7/1/00                                                         496
    250       Chicago, Illinois Waterworks Revenue
                6.750%, 11/1/00                                                        259
    700       Indiana Municipal Power Agency
                5.125%, 1/1/01                                                         725
    440       New Hampshire Higher Education and Health, University of
                New Hampshire, 5.600%, 7/1/02                                          468
    500       Tippecanoe County, Indiana School Building Corporation
                5.500%, 7/15/02                                                        528
    300       Virginia Public School Authority
                6.000%, 8/1/02                                                         327
    500       Michigan State Building Authority Series 1
                5.100%, 10/1/02                                                        513
    500       Indiana Bond Bank Revenue
                5.375%, 2/1/03                                                         511
    500       Philadelphia, Pennsylvania Gas Works Revenue
                4.600%, 8/1/03                                                         503
    500       Wenatchee, Washington Water and Sewer Revenue
                4.700%, 12/1/03                                                        496

Principal
Amount                                 Issue                                        Value
-------       --------------------------------------------------------             -------
                             (all amounts in thousands)
$   260       Princeton, Indiana Pollution Control Revenue
                5.750%, 12/15/03                                                   $   262
    500       Northern Cook County, Illinois Solid Waste Agency
                Contract Revenue, 6.300%, 5/1/04                                       552
    500       Chicago, Illinois Motor Fuel Tax Revenue
                5.125%, 1/1/06                                                         512
-------                                                                            -------
  8,895       Total Revenue Bonds                                                    9,121
-------                                                                            -------
GENERAL OBLIGATION BONDS -- 32.4%
    125       Arlington, Texas
                6.800%, 5/1/96                                                         126
    300       State of Texas
                6.700%, 12/1/96                                                        308
    250       Spokane County, Washington
                6.650%, 9/1/98                                                         255
    250       West Allis Milwaukee, Wisconsin School District
                6.300%, 4/1/00                                                         258
    530       Wisconsin State Veterans Housing Authority
                5.000%, 5/1/00                                                         547
    500       Cook County, Illinois
                5.500%, 11/15/01                                                       528
    250       State of New Jersey
                5.400%, 2/15/03                                                        265
    500       Kane County, Illinois School District #304
                5.900%, 6/1/03                                                         542
    500       State of Washington
                5.300%, 9/1/03                                                         526
    240       New Richmond, Wisconsin School District
                4.800%, 10/1/03                                                        244
    500       Newport News, Virginia
                4.700%, 1/1/04                                                         505
    500       Florida State Board of Education Series A
                5.000%, 6/1/04                                                         517
    515       Flat Rock, Michigan Community School District
                5.250%, 5/1/05                                                         534
    500       Clark County, Nevada School District
                7.000%, 6/1/05                                                         567
    500       Naperville, Illinois
                6.000%, 12/1/05                                                        544
-------                                                                            -------
  5,960       Total General Obligation Bonds                                         6,266
-------                                                                            -------

Principal
Amount                                 Issue                                        Value
-------       --------------------------------------------------------             -------
                             (all amounts in thousands)
CASH EQUIVALENT BONDS* -- 19.2%
$   500       State of Massachusetts
                5.900%, 12/1/97                                                    $   500
    400       Louisiana State Recovery District Sales Tax Revenue
                6.000%, 7/1/98                                                         400
    800       Southern California Edison Pollution Control Authority
                5.400%, 2/28/08                                                        800
    100       Lone Star Texas Airport Improvement Authority
                6.000%, 12/1/14                                                        100
    500       Delaware County, Pennsylvania
                5.900%, 12/1/15                                                        500
    300       City of New York, New York
                5.000%, 10/1/21                                                        300
    100       City of New York, New York
                5.000%, 10/1/22                                                        100
    100       Columbia, Alabama Pollution Control Revenue
                6.000%, 10/1/22                                                        100
    900       Burke County, Georgia Pollution Control Revenue
                6.000%, 7/1/24                                                         900
-------                                                                            -------
  3,700       Total Cash Equivalent Bonds                                            3,700
-------                                                                            -------
$18,555       TOTAL INVESTMENTS (COST $18,793) -- 98.8%                             19,087
=======
              CASH AND OTHER ASSETS, LESS LIABILITIES -- 1.2%                          233
                                                                                   -------
              NET ASSETS -- 100.0%                                                 $19,320
                                                                                   =======

---------------
* These securities have maturities of more than one year but have variable rates and demand features which qualify them as short-term securities. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions.

  At December 31, 1995 the Fund's Portfolio of Investments includes the following categories: Education -- 23%; Water and Sewer -- 16%; State Government -- 13%; Pollution Control -- 11%; Housing -- 10%; Utilities -- 9%; County Government -- 7%; City Government -- 6%; State Transit -- 4%; and Airport -- 1%.

                See accompanying Notes to Financial Statements.

                                                                February 2, 1996

Dear Shareholders:

     The story in the short end of the bond market in 1995 was the lowering of interest rates by the Federal Reserve Board. Their initial move took place in July and they responded again in December. Current levels of interest rates are implying an additional 50 to 100 basis point downward move in short-term rates. We do not agree with this consensus as it does not appear that current economic conditions warrant such a big adjustment.

     With this decline in short-term rates, we have been reducing our average maturity. We lowered the average to about 40 days at mid-year and it is currently about 32 days. We are at the lower end of our normal range and we expect to stay here unless economic conditions change. If the economy begins to show further signs of more significant weakness, we may extend in expectation of more aggressive moves by the Fed to lower rates.

     The return of the Ready Reserves Fund for the year was 5.45%, which exceeded the 5.38% return of our peer group of S&P rated AAA money market funds. Assets grew quite a bit during the year and now exceed $700 million. With our yield still in excess of 5%, we feel that we are maintaining a competitive return.

                                     Bentley M. Myer
                                     Senior Vice President
                                     Ready Reserves Fund Portfolio Manager

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                              READY RESERVES FUND

Portfolio of Investments                                                  December 31, 1995

Principal                                                    Interest                  Amortized
 Amount                          Issue                         Rate       Maturity       Cost
---------   -----------------------------------------------  --------     --------     ---------
                      (All amounts in thousands)
U.S. GOVERNMENT AGENCY GUARANTEED -- 3.9%
$   3,033   Agency for International Development
            VRN -- Peru                                         6.060%     2/01/96     $   3,033
    8,000   Agency for International Development
            VRN -- Zimbabwe                                     6.106%     1/01/96         8,000
    6,009   National Oceanic and Atmospheric
            Administration VRN                                  6.258%     1/01/96         6,009
    1,103   National Oceanic and Atmospheric
            Administration VRN                                  6.288%     1/01/96         1,103
    9,000   Student Loan Marketing Association VRN              5.475%     1/02/96         9,000
---------                                                                              ---------
   27,145                                                                                 27,145
DEMAND NOTE -- 0.2%
    1,739   Associates Corp. of North America
---------   Demand Note VRN                                     5.444%     1/02/96         1,739
                                                                                       ---------
COMMERCIAL PAPER -- 98.1%
FINANCE -- 20.8%
    8,317   American Express Credit Corporation                 5.650%     1/16/96         8,297
    6,644   American Express Credit Corporation                 5.690%     1/17/96         6,627
    4,000   Associates Corporation of North America             5.670%     1/19/96         3,989
    6,178   Associates Corporation of North America             5.650%     2/16/96         6,133
    4,137   Associates Corporation of North America             5.670%     2/21/96         4,104
    5,160   Associates Corporation of North America             5.450%     3/26/96         5,094
    3,000   Avco Financial Services, Incorporated               5.700%     1/22/96         2,990
    9,956   Avco Financial Services, Incorporated               5.700%     1/22/96         9,923
    6,000   Avco Financial Services, Incorporated               5.700%     1/25/96         5,977
    3,361   Avco Financial Services, Incorporated               5.700%     1/31/96         3,345
    4,000   Avco Financial Services, Incorporated               5.640%     2/26/96         3,965
    4,541   Avco Financial Services, Incorporated               5.700%     2/26/96         4,501
    4,205   CIT Group Holdings, Incorporated                    5.650%     1/24/96         4,190
    9,000   Household Finance Corporation                       5.670%     2/07/96         8,947
    5,000   John Deere Capital Corporation                      5.680%     2/02/96         4,975
    3,918   John Deere Capital Corporation                      5.690%     2/09/96         3,894
    6,000   John Deere Capital Corporation                      5.690%     2/13/96         5,959
    1,300   John Deere Capital Corporation                      5.560%     2/23/96         1,289
    6,287   Norwest Financial, Inc.                             5.680%     1/25/96         6,263

Principal                                                    Interest                  Amortized
 Amount                          Issue                         Rate       Maturity       Cost
---------   -----------------------------------------------  --------     --------     ---------
                      (All amounts in thousands)
$   8,289   Norwest Financial, Inc.                             5.720%     1/29/96     $   8,252
    4,725   Norwest Financial, Inc.                             5.650%     1/30/96         4,703
    6,690   Norwest Financial, Inc.                             5.630%     2/15/96         6,643
    4,000   Norwest Financial, Inc.                             5.650%     2/23/96         3,967
    7,564   PHH Corporation                                     5.680%     1/18/96         7,544
    8,000   PHH Corporation                                     5.680%     1/19/96         7,977
    6,847   PHH Corporation                                     5.680%     1/19/96         6,828
---------                                                                              ---------
  147,119                                                                                146,376
---------                                                                              ---------
INSURANCE -- 19.3%
   11,000   American General Finance Corporation                5.700%     1/09/96        10,986
    4,200   American General Finance Corporation                5.700%     1/23/96         4,185
    6,621   American General Finance Corporation                5.660%     2/08/96         6,582
    6,000   American General Finance Corporation                5.560%     2/23/96         5,951
    3,757   Aon Corporation                                     5.500%     2/16/96         3,731
    2,563   Metlife Funding Incorporated                        5.680%     1/18/96         2,556
    5,000   Metlife Funding Incorporated                        5.670%     2/01/96         4,976
    8,000   Metlife Funding Incorporated                        5.640%     2/02/96         7,960
    4,820   Metlife Funding Incorporated                        5.650%     2/02/96         4,796
    4,000   Metlife Funding Incorporated                        5.630%     2/05/96         3,978
    2,850   Metlife Funding Incorporated                        5.630%     2/06/96         2,834
    4,310   Metlife Funding Incorporated                        5.630%     2/07/96         4,285
    3,500   Metlife Funding Incorporated                        5.630%     2/21/96         3,472
    4,068   Prudential Funding Corporation                      5.640%     2/12/96         4,041
    5,000   SAFECO Credit Corporation                           5.680%     1/12/96         4,991
    8,000   SAFECO Credit Corporation                           5.680%     2/05/96         7,956
    2,500   SAFECO Credit Corporation                           5.650%     2/07/96         2,485
    9,000   SAFECO Credit Corporation                           5.650%     2/16/96         8,935
    8,000   SAFECO Credit Corporation                           5.630%     2/16/96         7,942
    1,000   SAFECO Credit Corporation                           5.630%     2/16/96           993
    2,000   SAFECO Credit Corporation                           5.400%     4/12/96         1,969
    3,912   USAA Capital Corporation                            5.670%     1/04/96         3,910
    4,000   USAA Capital Corporation                            5.670%     1/17/96         3,990
    7,000   USAA Capital Corporation                            5.680%     1/18/96         6,981
    5,000   USAA Capital Corporation                            5.660%     1/23/96         4,983
    4,500   USAA Capital Corporation                            5.680%     1/23/96         4,484
    6,000   USAA Capital Corporation                            5.650%     1/31/96         5,972
---------                                                                              ---------
  136,601                                                                                135,924
---------                                                                              ---------
MANUFACTURING -- 15.1%
    8,923   Ford Motor Credit Company                           5.700%     1/08/96         8,913
    2,323   Ford Motor Credit Company                           5.700%     1/19/96         2,317

Principal                                                    Interest                  Amortized
 Amount                          Issue                         Rate       Maturity       Cost
---------   -----------------------------------------------  --------     --------     ---------
                      (All amounts in thousands)
$   1,600   Ford Motor Credit Company                           5.670%     1/25/96     $   1,594
    3,942   Ford Motor Credit Company                           5.700%     2/07/96         3,919
    6,500   Ford Motor Credit Company                           5.620%     2/13/96         6,456
    5,157   Ford Motor Credit Company                           5.690%     2/23/96         5,114
    4,300   Ford Motor Credit Company                           5.500%     3/01/96         4,261
    3,112   Ford Motor Credit Company                           5.460%     3/29/96         3,071
    2,011   General Electric Capital Corporation                5.680%     1/12/96         2,008
    7,000   General Electric Capital Corporation                5.690%     1/22/96         6,977
    7,173   General Electric Capital Corporation                5.680%     1/26/96         7,145
    3,500   General Electric Capital Corporation                5.690%     1/30/96         3,484
    4,500   General Electric Capital Corporation                5.680%     2/01/96         4,478
    4,364   General Electric Capital Corporation                5.640%     2/09/96         4,337
    7,000   General Electric Capital Corporation                5.500%     2/26/96         6,940
    5,569   General Electric Company                            5.670%     2/05/96         5,538
    5,000   Paccar Financial Corporation                        5.670%     1/25/96         4,981
    5,000   Paccar Financial Corporation                        5.660%     2/08/96         4,970
    5,000   Paccar Financial Corporation                        5.660%     2/09/96         4,969
    5,000   Paccar Financial Corporation                        5.630%     2/28/96         4,955
    5,000   Paccar Financial Corporation                        5.600%     3/01/96         4,953
    5,000   Paccar Financial Corporation                        5.560%     3/14/96         4,944
---------                                                                              ---------
  106,974                                                                                106,324
---------                                                                              ---------
UTILITIES -- TELEPHONE -- 10.3%
   12,000   American Telephone & Telegraph Corporation          5.670%     1/26/96        11,953
    3,512   American Telephone & Telegraph Corporation          5.650%     2/12/96         3,489
    5,000   American Telephone & Telegraph Corporation          5.610%     2/14/96         4,966
    2,750   American Telephone & Telegraph Corporation          5.600%     2/20/96         2,729
    2,276   American Telephone & Telegraph Corporation          5.570%     2/23/96         2,257
    5,178   American Telephone & Telegraph Corporation          5.590%     2/27/96         5,132
    5,000   American Telephone & Telegraph Corporation          5.490%     3/12/96         4,946
    2,605   Ameritech Capital Funding Corporation               5.700%     1/16/96         2,599
    7,000   Ameritech Capital Funding Corporation               5.590%     2/12/96         6,954
    8,000   Bellsouth Capital Funding Corporation               5.660%     1/11/96         7,987
    7,000   Bellsouth Capital Funding Corporation               5.630%     1/29/96         6,969
    4,880   GTE California, Incorporated                        5.630%     2/22/96         4,840
    5,000   GTE California, Incorporated                        5.560%     3/29/96         4,932
    3,000   Pacific Bell                                        5.650%     1/31/96         2,986
---------                                                                              ---------
   73,201                                                                                 72,739
---------                                                                              ---------
UTILITIES -- ENERGY & GAS -- 6.1%
    5,010   Consolidated Natural Gas Company                    5.620%     2/06/96         4,982
    3,210   Consolidated Natural Gas Company                    5.630%     2/07/96         3,192

Principal                                                    Interest                  Amortized
 Amount                          Issue                         Rate       Maturity       Cost
---------   -----------------------------------------------  --------     --------     ---------
                      (All amounts in thousands)
$   4,000   National Rural Utilities Cooperative Finance
              Corp.                                             5.690%     1/12/96     $   3,993
   17,000   National Rural Utilities Cooperative Finance
              Corp.                                             5.680%     1/24/96        16,938
    6,500   National Rural Utilities Cooperative Finance
              Corp.                                             5.650%     2/15/96         6,454
    3,100   National Rural Utilities Cooperative Finance
              Corp.                                             5.620%     2/21/96         3,075
    4,500   National Rural Utilities Cooperative Finance
              Corp.                                             5.550%     3/06/96         4,455
---------                                                                              ---------
   43,320                                                                                 43,089
---------                                                                              ---------
FOOD/BEVERAGE/TOBACCO -- 4.9%
   10,000   Anheuser Busch Companies, Incorporated              5.650%     1/10/96         9,986
    8,000   Brown - Forman Corporation                          5.680%     1/04/96         7,996
    3,473   Brown - Forman Corporation                          5.700%     1/16/96         3,465
    4,945   Campbell Soup Company                               5.670%     2/06/96         4,917
    8,000   Campbell Soup Company                               5.670%     2/06/96         7,954
---------                                                                              ---------
   34,418                                                                                 34,318
---------                                                                              ---------
BROKERAGE -- 4.8%
    5,200   Merrill Lynch & Company, Inc.                       5.800%     1/03/96         5,198
    9,000   Merrill Lynch & Company, Inc.                       5.760%     1/18/96         8,975
    3,500   Merrill Lynch & Company, Inc.                       5.770%     1/26/96         3,486
    7,000   Morgan Stanley Group, Incorporated                  5.730%     1/05/96         6,996
    3,000   Morgan Stanley Group, Incorporated                  5.720%     1/10/96         2,996
    6,432   Morgan Stanley Group, Incorporated                  5.450%     3/22/96         6,353
---------                                                                              ---------
   34,132                                                                                 34,004
---------                                                                              ---------
CHEMICAL/FOREST -- 3.6%
    4,305   DuPont (E.I.) de Nemours & Company                  5.650%     1/19/96         4,293
    4,773   DuPont (E.I.) de Nemours & Company                  5.670%     1/26/96         4,754
    8,265   Great Lakes Chemical Corporation                    5.700%     1/22/96         8,238
    8,000   Great Lakes Chemical Corporation                    5.650%     2/01/96         7,961
---------                                                                              ---------
   25,343                                                                                 25,246
---------                                                                              ---------
DRUGS/HEALTH -- 3.2%
    6,500   Schering Corporation                                5.680%     1/16/96         6,485
    8,000   Schering Corporation                                5.560%     1/17/96         7,980
    8,000   Warner - Lambert Company                            5.580%     2/23/96         7,934
---------                                                                              ---------
   22,500                                                                                 22,399
---------                                                                              ---------
ENERGY -- 3.1%
    4,000   Chevron Oil Finance Company                         5.680%     1/29/96         3,982
    7,160   Chevron Oil Finance Company                         5.700%     2/12/96         7,113

Principal                                                    Interest                  Amortized
 Amount                          Issue                         Rate       Maturity       Cost
---------   -----------------------------------------------  --------     --------     ---------
                      (All amounts in thousands)
$   5,000   Chevron U.K. Investment PLC                         5.700%     2/05/96     $   4,972
    5,796   Mobil Finance Corporation (Australia)               5.640%     2/02/96         5,767
---------                                                                              ---------
   21,956                                                                                 21,834
---------                                                                              ---------
MEDIA/ENTERTAINMENT -- 3.0%
    6,000   Dun and Bradstreet Corporation                      5.580%     1/16/96         5,986
    8,000   Knight Ridder, Incorporated                         5.640%     2/14/96         7,945
    7,500   McGraw Hill, Incorporated                           5.680%     2/02/96         7,462
---------                                                                              ---------
   21,500                                                                                 21,393
---------                                                                              ---------
ELECTRONIC/TECHNOLOGY -- 2.5%
    3,048   IBM Corporation                                     5.690%     2/01/96         3,033
    3,798   IBM Corporation                                     5.700%     2/02/96         3,779
    5,500   IBM Credit Corporation                              5.700%     1/30/96         5,475
    5,000   Pitney Bowes Credit Corporation                     5.640%     1/31/96         4,976
---------                                                                              ---------
   17,346                                                                                 17,263
---------                                                                              ---------
MERCHANDISING -- 1.4%
    7,000   Winn - Dixie Stores, Incorporated                   5.660%     2/08/96         6,958
    2,716   Winn - Dixie Stores, Incorporated                   5.650%     2/23/96         2,694
---------                                                                              ---------
    9,716                                                                                  9,652
  694,126   Total Commercial Paper                                                       690,561
---------                                                                              ---------
            PORTFOLIO WEIGHTED AVERAGE MATURITY                   32 Days
$ 723,010   TOTAL INVESTMENTS -- 102.2%                                                  719,445
 ========
            LIABILITIES, PLUS CASH AND OTHER
            ASSETS -- (2.2%)                                                             (15,452)
                                                                                       ---------
            NET ASSETS -- 100.0%                                                       $ 703,993
                                                                                        ========

---------------
VRN = Variable Rate Note

                See accompanying Notes to Financial Statements.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995
                           (all amounts in thousands)

                                                                                       INTERNATIONAL
                                                                           GROWTH         GROWTH
                                                                            FUND           FUND
                                                                          --------     -------------
ASSETS
Investments at market (cost $270,957 and $83,301)                         $365,478        $89,577
Cash                                                                            --              4
Receivable for:
  Fund shares sold                                                             926            270
  Interest and dividends                                                       316             52
  Foreign withholding tax                                                       --            149
Unrealized appreciation on foreign currency forward contracts                   --            343
Deferred organization costs                                                     --             20
Other assets                                                                     1              3
                                                                          --------     -------------
    Total assets                                                           366,721         90,418
LIABILITIES
Payable for:
  Fund shares redeemed                                                         111             26
  Investments purchased                                                      3,297            462
  Management fee and organization costs (Notes 1 and 2)                        154            103
Other                                                                          123             65
                                                                          --------     -------------
    Total liabilities                                                        3,685            656
                                                                          --------     -------------
      Net assets                                                          $363,036        $89,762
                                                                          =========    =============
CAPITAL
Capital stock $0.001 par value; 30,515; and 6,842
  shares issued and outstanding                                           $     30        $     7
Paid-in-surplus                                                            268,053         83,708
Net unrealized appreciation on investments
  and foreign currency transactions (net of unrealized
  PFIC gain distribution of $0 and $414)                                    94,521          6,212
Accumulated undistributed net realized gain (loss)
  on investments and foreign currency transactions                             113           (452)
Undistributed net investment income                                            319            287
                                                                          --------     -------------
      Net assets                                                          $363,036        $89,762
                                                                          =========    =============
Net asset value per share                                                 $  11.90        $ 13.12
                                                                          =========    =============

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995
                           (all amounts in thousands)

                                                                     LIMITED TERM
                                                         INCOME        TAX-FREE       READY RESERVES
                                                          FUND           FUND              FUND
                                                        --------     ------------     --------------
ASSETS
Investments (Cost $142,123; $18,793; and $719,445,
  respectively)                                         $145,062        $19,087          $719,445
Cash                                                          --             55                --
Receivable for:
  Fund shares sold                                         1,246             --             8,500
  Investments sold                                             1             --                --
  Interest                                                 1,475            234               507
Deferred organization costs                                   --             20                --
Other assets                                                   2             --                22
                                                        --------     ------------     --------------
    Total assets                                         147,786         19,396           728,474
LIABILITIES
Payable for:
  Fund shares redeemed                                       276             50            23,829
  Management fee and organization costs
    (Notes 1 and 2)                                           75             20               360
  Dividends                                                   --             --               121
Other                                                         65              6               171
                                                        --------     ------------     --------------
    Total liabilities                                        416             76            24,481
                                                        --------     ------------     --------------
      Net assets                                        $147,370        $19,320          $703,993
                                                        =========    =============    ===============
CAPITAL
Capital stock ($0.001 par value; and 13,936; 1,941;
  and 703,993 shares issued and outstanding,
  respectively)                                         $     14        $     2          $    704
Paid-in-surplus                                          148,393         19,050           703,289
Net unrealized appreciation
  on investments                                           2,939            294                --
Accumulated undistributed net realized
  (loss) on investments                                   (3,963)           (30)               --
Undistributed net investment income                          (13)             4                --
                                                        --------     ------------     --------------
    Net assets                                          $147,370        $19,320          $703,993
                                                        =========    =============    ===============
Net asset value per share                               $  10.57        $  9.96          $   1.00
                                                        =========    =============    ===============

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                           (all amounts in thousands)

                                                                                INTERNATIONAL
                                                                     GROWTH        GROWTH
                                                                      FUND          FUND
                                                                     -------    -------------
Investment income
  Dividends                                                          $ 1,621       $ 1,917
  Interest                                                             1,297           178
                                                                     -------        ------
                                                                       2,918         2,095
  Less foreign tax withheld                                               (6)         (194)
                                                                     -------        ------
     Total investment income                                           2,912         1,901
                                                                     -------        ------
Expenses
  Investment advisory fees (Note 2)                                    1,561           887
  Custodian fees                                                          77           190
  Professional fees                                                       41            37
  Transfer agent fees                                                     95            15
  Registration fees                                                       45            31
  Organization costs                                                      --            10
  Miscellaneous                                                          100            27
                                                                     -------        ------
     Total expenses                                                    1,919         1,197
                                                                     -------        ------
     Net investment income                                               993           704
Net realized and unrealized gain (loss) on investments,
  foreign currency and other assets and liabilities
  Net realized gain (loss) on investments                             13,274          (904)
  Less foreign tax withheld on investments sold                           --           (18)
  Net realized gain on foreign currency transactions                      --           519
                                                                     -------        ------
     Total net realized gain (loss)                                   13,274          (403)
  Change in net unrealized appreciation on investments,
     and other assets and liabilities (Note 1)                        58,269         5,958
                                                                     -------        ------
     Net realized and unrealized gain on investments,
       foreign currency and other assets and liabilities              71,543         5,555
                                                                     -------        ------
Net increase in net assets resulting from operations                 $72,536       $ 6,259
                                                                     =======        ======

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                           (all amounts in thousands)

                                                                      LIMITED TERM     READY
                                                           INCOME       TAX-FREE      RESERVES
                                                            FUND          FUND          FUND
                                                           -------    ------------    --------
Investment income
  Interest                                                 $10,278       $  763       $36,158
                                                           -------    ------------    --------
     Total investment income                                10,278          763        36,158
                                                           -------    ------------    --------
Expenses
  Investment advisory fees (Note 2)                            868           94         3,613
  Custodian fees                                                57           41           115
  Professional fees                                             33           29            38
  Transfer agent fees                                           29            6           288
  Registration fees                                             14           15            96
  Organization costs                                             9            6            --
  Miscellaneous                                                  3           29           162
                                                           -------    ------------    --------
     Total expenses before waiver                            1,013          220         4,312
     Less waiver of expenses (Note 2)                           --         (214)           --
                                                           -------    ------------    --------
     Net investment income                                   9,265          757        31,846
Net realized and unrealized gain (loss) on investments
  Net realized loss on investments                            (955)         (22)           --
  Change in net unrealized appreciation on investments      11,783          764            --
                                                           -------    ------------    --------
     Net realized and unrealized gain on investments        10,828          742            --
                                                           -------    ------------    --------
Net increase in net assets resulting from operations       $20,093       $1,499       $31,846
                                                           =======    ===========     =======

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
                           (all amounts in thousands)

                                                                                                             INTERNATIONAL GROWTH
                                                                                      GROWTH FUND                    FUND
                                                                                   1995          1994         1995         1994
                                                                                 --------      --------      -------      -------
Operations
  Net investment income                                                          $    993      $    496      $   704      $    91
  Net realized gain (loss) on investments and foreign currency transactions        13,274        12,614         (403)       3,093
  Change in net unrealized appreciation on investments and other assets and
    liabilities                                                                    58,269        (2,378)       5,958       (4,427)
                                                                                 --------      --------      -------      -------
    Net increase (decrease) in net assets resulting from operations                72,536        10,732        6,259       (1,243)
Distributions to shareholders from
  Net investment income                                                              (817)         (423)        (880)(a)     (114)
  Net realized gain                                                               (13,275)      (12,616)          --       (3,679)
  Tax return of capital                                                                --            --           --         (431)
                                                                                 --------      --------      -------      -------
                                                                                  (14,092)      (13,039)        (880)      (4,224)
Capital stock transactions
  Shares sold                                                                     106,709        78,439       20,612       34,962
  Shares issued in reinvestment of income
    dividends and capital gain distributions                                       12,714        11,700          717        3,571
  Less shares redeemed                                                            (32,391)      (20,318)      (7,349)      (2,961)
                                                                                 --------      --------      -------      -------
Change from capital stock transactions                                             87,032        69,821       13,980       35,572
                                                                                 --------      --------      -------      -------
  Change in net assets                                                            145,476        67,514       19,359       30,105
Net assets
  Beginning of period                                                             217,560       150,046       70,403       40,298
                                                                                 --------      --------      -------      -------
  End of period                                                                  $363,036      $217,560      $89,762      $70,403
                                                                                 ========      ========      =======      =======
-------------------------
  Undistributed net investment income at the
    end of the period                                                            $    319      $    143      $   343      $    --
                                                                                 ========      ========      =======      =======
-------------------------
Capital stock transactions
  Shares sold                                                                       9,647         8,055        1,688        2,571
  Shares issued in reinvestment of income
    dividends and capital gain distributions                                        1,092         1,251           55          289
  Less shares redeemed                                                             (2,875)       (2,072)        (595)        (224)
                                                                                 --------      --------      -------      -------
Change from capital stock transactions                                              7,864         7,234        1,148        2,636
                                                                                 ========      ========      =======      =======

---------------
(a) Includes $414 relating to PFIC transactions which are treated as ordinary income for Federal income tax purposes.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
                           (all amounts in thousands)

                                                                                    LIMITED TERM
                                                             INCOME FUND           TAX-FREE FUND          READY RESERVES FUND
                                                           1995        1994       1995      1994(A)       1995           1994
                                                         --------    --------    -------    -------    -----------    -----------
Operations
  Net investment income                                  $  9,265    $ 10,929    $   757    $   477    $    31,846    $    17,669
  Net realized (loss) on investments                         (955)     (3,010)       (22)        (8)            --         (1,268)
  Change in net unrealized appreciation (depreciation)
    on investments                                         11,783      (9,564)       764       (470)            --             --
                                                         --------    --------    -------    -------    -----------    -----------
    Net increase (decrease) in net assets
      resulting from operations                            20,093      (1,645)     1,499         (1)        31,846         16,401
                                                         --------    --------    -------    -------    -----------    -----------
Distributions to shareholders from
  Net investment income                                    (9,438)    (10,769)      (759)      (471)       (31,846)       (17,669)
  Net realized gain                                            --         (68)        --         --             --             --
                                                         --------    --------    -------    -------    -----------    -----------
                                                           (9,438)    (10,837)      (759)      (471)       (31,846)       (17,669)
Capital contribution                                           --          --         --         --             --          1,268
Capital stock transactions
  Shares sold                                              23,930      16,905      7,367     15,809      2,514,548      1,950,105
  Shares issued in reinvestment of income
    dividends and capital gain distributions                6,875       7,707        430        280         31,117         17,119
  Less shares redeemed                                    (37,880)    (72,721)    (3,333)    (1,501)    (2,362,949)    (1,923,215)
                                                         --------    --------    -------    -------    -----------    -----------
Change from capital stock transactions                     (7,075)    (48,109)     4,464     14,588        182,716         44,009
                                                         --------    --------    -------    -------    -----------    -----------
  Change in net assets                                      3,580     (60,591)     5,204     14,116        182,716         44,009
Net assets
  Beginning of period                                     143,790     204,381     14,116         --        521,277        477,268
                                                         --------    --------    -------    -------    -----------    -----------
  End of period                                          $147,370    $143,790    $19,320    $14,116    $   703,993    $   521,277
                                                         ========    ========    =======    =======     ==========     ==========
-------------------------
  Undistributed net investment income at the
    end of the period                                    $    (13)   $    160    $     4    $     6    $        --    $        --
                                                         ========    ========    =======    =======     ==========     ==========
-------------------------
Capital stock transactions
  Shares sold                                               2,337       1,646        750      1,617      2,514,548      1,950,105
  Shares issued in reinvestment of income
    dividends and capital gain distributions                  668         760         44         29         31,117         17,119
  Less shares redeemed                                     (3,670)     (7,126)      (342)      (157)    (2,362,949)    (1,923,215)
                                                         --------    --------    -------    -------    -----------    -----------
Change from capital stock transactions                       (665)     (4,720)       452      1,489        182,716         44,009
                                                         ========    ========    =======    =======     ==========     ==========

---------------
(a) For the period from January 24, 1994 (Commencement of Operations) to December 31, 1994.

                         NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

(a) Description of the Fund

     William Blair Mutual Funds, Inc. (the "Fund") is a no-load, open-end diversified mutual fund consisting of five portfolios, each with its own investment objective and policies.

     The Growth Fund is a portfolio whose principal objective is to provide long-term appreciation of capital by investing in well-managed companies in growing industries.

     The International Growth Fund is a portfolio which invests primarily in common stocks issued by companies domiciled outside the United States and securities convertible into, ex-changeable for, or having the right to buy such common stocks. The investment objective of the portfolio is long-term capital appreciation through investment in well-managed, quality, growth companies.

     The Income Fund is a portfolio designed to provide investors with as high a level of current income as is consistent with preservation of capital.

     The Limited Term Tax-Free Fund is a portfolio designed to provide investors with as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

     The Ready Reserves Fund is a money market portfolio designed for investors who are looking for professional management of their reserve assets. The Ready Reserves Fund portfolio seeks to obtain maximum current income consistent with preservation of capital and invests exclusively in high quality money market instruments.

     All of the portfolio's investments are subject to market fluctuations and fiscal risks.

(b) Investment Securities

     Equity securities traded on national securities markets are valued at the last sale price or, in the absence of a sale on the date of determination, at the latest bid price. Long-term fixed-income securities are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. The value of a foreign security held is determined based upon its sale price on the foreign exchange or market on which it is traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the latest bid price. Other securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities in all Funds except Ready Reserves Fund are valued at cost which approximates market value. Securities in Ready Reserves Fund are valued on the amortized cost method. Under this method, any premium or discount, as of the date an investment security is acquired, is amortized on a straight-line basis to maturity.

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available. Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

     Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Variable rate bonds and floating rate notes earn interest at a coupon rate which fluctuates at specific time intervals. The interest rates shown in the Income Fund, Limited Term Tax-Free Fund and Ready Reserves Fund Portfolios of Investments are the coupon rates in effect at December 31, 1995.

(c) Share Valuation and Dividends to Shareholders

     Shares are sold and redeemed on a continuous basis at net asset value. Each Fund determines net asset value per share by dividing the value of its Fund assets, less liabilities, by the number of shares outstanding as of the earlier of 3:00 p.m. or the daily close of business of the New York Stock Exchange for Growth Fund and International Growth Fund, 2:00 p.m. for Income Fund and Limited Term Tax-Free Fund and at 3:00 p.m. for Ready Reserves Fund. Dividends from net investment income of the Growth Fund, International Growth Fund, Income Fund, Limited Term Tax-Free Fund and Ready Reserves Fund are declared at least semi-annually, annually, monthly, monthly and daily, respectively. Dividends payable to shareholders are recorded on the ex-dividend date. Dividends are determined in accordance with Federal income tax principles which may treat certain transactions differently from generally accepted accounting principles. The International Growth Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFIC") for Federal income tax purposes. In accordance with this election, $414,000 in unrealized appreciation was recognized in 1995. The International Growth Fund's distribution for 1994 included $431,097 relating to a tax return of capital. The permanent book and tax difference relating to this distribution resulted in a reduction to Paid-in-Surplus.

(d) Repurchase Agreements

     The Fund may enter into repurchase agreements through its custodian, whereby the Fund acquires ownership of a debt security and the custodian agrees, at the time of the sale, to repurchase the debt security from the Fund at a mutually agreed upon time and price. The Fund's policy is to take possession of securities under repurchase agreements. The Fund minimizes credit risk by (i) monitoring credit exposure of the custodian and (ii) monitoring collateral value on a daily basis and requiring additional collateral to be deposited with or returned to the Fund when deemed necessary.

(e) Foreign Currency Translation and Forward Foreign Currency Contracts

     All assets and liabilities of the International Growth Fund denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the day of valuation. The International Growth Fund may enter into forward foreign currency contracts as a means of managing the risks associated with changes in exchange rates for the purchase or sale of a specific amount of a particular foreign currency. Additionally, from time to time, the Fund may enter into contracts to hedge the value, in U.S. dollars, of securities it currently owns. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Realized gains and losses from foreign currency transactions associated with purchases and sales of investments are included in the cost or proceeds. All other foreign currency transactions are included in net realized gain or loss from investments.

(f) Income Taxes

     Each Fund intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since the Funds intend to distribute their taxable income to their shareholders and be relieved of all Federal income taxes. At December 31, 1995 the International Growth Fund, the Income Fund and the Limited Term Tax-Free Fund have capital loss carryforwards of $118,000, $3,965,000 and $30,000, respectively. These loss carryforwards, which expire in 2003, 2002 and 2003, respectively, can be used to offset capital gains.

(g) Organization Costs

     The initial organization costs of the International Growth Fund, Income Fund and the Limited Term Tax-Free Fund have been paid or accrued by William Blair & Company (the "Company") and the Funds will reimburse the Company for the amount of such expenses not exceeding $50,000. The deferred organization costs are being amortized on the straight-line method and repaid to the Company over a five year period.

(2) INVESTMENT ADVISORY, TRANSACTIONS WITH AFFILIATES AND DIRECTOR'S FEES

     The Company serves as the Funds' Investment Adviser (the "Adviser") and provides administrative services to the Funds under a Management Agreement.

     Growth Fund pays the Company an advisory fee monthly at an annual rate of .625% of the first $75 million of average daily net assets of the Fund and .50%
of the average daily net assets in excess of $75 million. The Fund may from time to time own portfolio securities with respect to which the Adviser makes a market and/or takes a position.

     International Growth Fund pays the Company an advisory fee monthly at an annual rate of 1.10% of the first $100 million of average daily net assets and
 .95% of average daily net assets in excess of $100 million. The Company has a sub-investment management agreement with Framlington Overseas Investment Management Limited (U.K.) and pays the sub-adviser a monthly fee at an annual rate equal to 0.40% of the first $100 million of average daily net assets and 0.275% of average daily assets in excess of $100 million.

     Income Fund pays the Company an advisory fee monthly at an annual rate of .25% of the first $100 million of average daily net assets of the Fund, .20% of the next $150 million and .15% in excess of $250 million of average daily net assets, plus 5.0% of the gross income earned.

     Limited Term Tax-Free Fund pays the Company an advisory fee monthly at an annual rate of .25% of the first $250 million of average daily net assets of the Fund and .20% in excess of $250 million, plus 7.0% of the gross income earned. The Company has voluntarily agreed to waive its management fee and has paid all other operating expenses of the Fund, except for the amortization of organization costs.

     Ready Reserves Fund pays the Company an advisory fee monthly at an annual rate of .625% of the first $250 million of average daily net assets of the Fund,
 .60% of the next $250 million, .55% of the next $500 million, .50% of the next $2 billion, .45% of the next $2 billion, and .40% of average daily net assets in excess of $5 billion.

     The Company purchased U.S. Government guaranteed obligations at amortized cost from the Ready Reserves Fund in 1994. The excess of the purchase price (amortized cost) over the fair market value at the date of purchase was reflected as a capital contribution to the Fund.

     The Funds paid fees of $53,500 to non-affiliated directors of the Funds for the period ended December 31, 1995.

(3) INVESTMENT TRANSACTIONS (000 OMITTED)

     Investment transactions, excluding money market instruments, for the period ended December 31, 1995, are as follows:

                                                          INTERNATIONAL               LIMITED TERM
                                               GROWTH        GROWTH        INCOME       TAX-FREE
                                                FUND          FUND          FUND          FUND
                                              --------    -------------    -------    ------------
Purchases                                     $162,814       $73,889       $70,669      $  4,563
Proceeds from sales and maturities              87,922        59,521        75,728         3,794
Gross unrealized appreciation
  (depreciation) at December 31, 1995
  is as follows:
  Unrealized appreciation                     $ 98,802       $11,041       $ 3,275      $    311
  Unrealized depreciation                       (4,281)       (4,765)         (336)          (17)
                                              --------       -------       -------       -------
  Net unrealized appreciation                 $ 94,521       $ 6,276       $ 2,939      $    294
                                              ========       =======       =======       =======

     Cost of investments is the same for financial statement and federal income tax purposes.

(4) FORWARD FOREIGN CURRENCY CONTRACTS (000 OMITTED)

     In order to protect itself against a decline in the value of the Japanese yen against the U.S. dollar, the International Growth Fund entered into a forward contract with its custodian to deliver Japanese Yen in exchange for U.S. dollars as described below. International Growth Fund bears the market risk that arises from changes in foreign exchange rates and bears the credit risk if the counterparty fails to perform under the contract. The unrealized gain associated with this forward contract is reflected in the accompanying financial statements. At December 31, 1995, the International Growth Fund had the following forward foreign currency contract outstanding:

                          CONTRACT                           UNREALIZED
  FOREIGN CURRENCY       AMOUNT IN          SETTLEMENT          GAIN
   TO BE DELIVERED      U.S. DOLLARS           DATE          AT 12/31/95
---------------------   ------------    ------------------   -----------
900,000 Japanese Yen       $9,086        January 19, 1996       $ 343

FINANCIAL HIGHLIGHTS

                                                                                YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------------
                         GROWTH FUND                               1995        1994        1993        1992       1991
--------------------------------------------------------------   --------    --------    --------    --------    -------
Net asset value, beginning of period                             $  9.600    $  9.730    $  9.390    $  9.490    $ 6.970
Income from investment operations:
 Net investment income                                               .034        .027        .035        .045       .070
 Net realized and unrealized gain on investments                    2.750        .581       1.389        .671      2.970
                                                                 --------    --------    --------    --------    -------
Total from investment operations                                    2.784        .608       1.424        .716      3.040
Less distributions from:
 Net investment income                                               .030        .025        .035        .047       .070
 Net realized gain                                                   .454        .713       1.049        .769       .450
                                                                 --------    --------    --------    --------    -------
Total distributions                                                  .484        .738       1.084        .816       .520
                                                                 --------    --------    --------    --------    -------
Net asset value, end of period                                   $ 11.900    $  9.600    $  9.730    $  9.390    $ 9.490
                                                                 ========    ========    ========    ========    =======
Total return (%)                                                    29.07        6.45       15.51        7.61      44.37
Ratios to average daily net assets (%):
 Expenses                                                             .65         .71         .78         .83        .90
 Net investment income                                                .34         .32         .38        1.34        .83
Supplemental data:
 Net assets at end of period (in thousands)                      $363,036    $217,560    $150,046    $111,082    $91,433
 Portfolio turnover rate (%)                                           32          46          55          27         33

                                                                        YEARS ENDED DECEMBER 31,         PERIOD ENDED
                                                                     -------------------------------     DECEMBER 31,
                    INTERNATIONAL GROWTH FUND                         1995        1994        1993        1992(a)(b)
-----------------------------------------------------------------    -------     -------     -------     -------------
Net asset value, beginning of period                                 $12.360     $13.180     $10.130        $10.000
Income from investment operations:
 Net investment income (loss)                                           .105       0.016       0.008         (0.011)
 Net realized and unrealized gain (loss) on investments
   and foreign currency and other assets and liabilities                .785      (0.025)      3.401          0.141
                                                                     -------     -------     -------        -------
Total from investment operations                                        .890      (0.009)      3.409          0.130
Less distributions from:
 Net investment income                                                  .130(c)    0.024          --             --
 Net realized gain                                                        --       0.714       0.359             --
 Tax return of capital                                                    --       0.073          --             --
                                                                     -------     -------     -------        -------
Total distributions                                                     .130       0.811       0.359             --
                                                                     -------     -------     -------        -------
Net asset value, end of period                                       $13.120     $12.360     $13.180        $10.130
                                                                     =======     =======     =======        =======
Total return (%)                                                        7.22      (0.040)       33.6            1.3
Ratios to average daily net assets (%):
 Expenses(d)                                                            1.48        1.51        1.71           1.88
 Net investment income(d)                                                .87         .15         .11           (.56)
Supplemental data:
 Net assets at end of period (in thousands)                          $89,762     $70,403     $40,298        $10,767
 Portfolio turnover rate (%)                                              77          40          83              5

---------------

(a) Ratios are annualized except total returns for periods less than one year.
(b) For the period October 1, 1992 (Commencement of Operations) to December 31, 1992.
(c) Includes $.061 in PFIC transactions which are treated as ordinary income for Federal income tax purposes.
(d) Without the waiver of expenses in 1993 and 1992, the expense ratios would have been 2.08% and 2.55% and the net investment income ratios would have been (.25)% and (1.22)%, respectively.

                                                                           YEARS ENDED DECEMBER 31,
                                                            -------------------------------------------------------
                       INCOME FUND                            1995        1994        1993        1992       1991
---------------------------------------------------------   --------    --------    --------    --------    -------
Net asset value, beginning of period                        $  9.850    $ 10.580    $ 10.600    $ 10.770    $10.200
Income from investment operations:
  Net investment income                                         .646        .661        .651        .832       .945
  Net realized and unrealized gain (loss) on investments        .732       (.741)       .159       (.089)      .638
                                                            --------    --------    --------    --------    -------
Total from investment operations                               1.378       (.080)       .810        .743      1.583
Less distributions:
  Net investment income                                         .658        .646        .651        .827       .870
  Net realized gain                                               --        .004        .179        .086       .143
                                                            --------    --------    --------    --------    -------
Total distributions                                             .658        .650        .830        .913      1.013
                                                            --------    --------    --------    --------    -------
Net asset value, end of period                              $ 10.570    $  9.850    $ 10.580    $ 10.600    $10.770
                                                            ========    ========    ========    ========    =======
Total return (%)                                               14.37        (.74)       7.82        7.17      16.47
Ratios to average daily net assets (%):
  Expenses(a)                                                    .68         .68         .70         .88        .92
  Net investment income(a)                                      6.24        6.33        5.96        7.69       8.33
Supplemental data:
  Net assets at end of period (in thousands)                $147,370    $143,790    $204,381    $136,896    $83,041
  Portfolio turnover rate (%)                                     54          63         114          47         64

---------------

(a) Without the waiver of expenses in 1991, the expense ratio would have been 1.06% and the net investment income ratio would have been 8.19%.

                                                                           YEAR ENDED          PERIOD ENDED
                                                                          DECEMBER 31,         DECEMBER 31,
                       LIMITED TERM TAX-FREE FUND                             1995              1994(a)(b)
------------------------------------------------------------------------  ------------         ------------
Net asset value, beginning of period                                        $  9.480             $ 10.000
Income from investment operations:
  Net investment income                                                         .446                 .362
  Net realized and unrealized gain (loss) on investments                        .482                (.524)
                                                                          ------------         ------------
Total from investment operations                                                .928                (.162)
Less distributions
  Net investment income                                                         .448                 .358
                                                                          ------------         ------------
Total distributions                                                             .448                 .358
                                                                          ------------         ------------
Net asset value, end of period                                              $  9.960             $  9.480
                                                                          =============        =============
Total return (%)                                                                9.96                (1.60)
Ratios to average daily net assets (%):
  Expenses (c)                                                                   .04                  .11
  Net investment income(c)                                                      4.61                 4.06
Supplemental data:
  Net assets at end of period (in thousands)                                $ 19,320             $ 14,116
  Portfolio turnover rate (%)                                                     77                  121

(a) Ratios are annualized except for total returns for periods of less than a year.
(b) For the period from January 24, 1994 (Commencement of Operations) to December 31, 1994.
(c) Without the waiver of expenses in 1995 and 1994, the expense ratios would have been 1.34% and 1.35% and net investment income ratios would have been 3.31% and 2.82%, respectively.

FEDERAL TAX STATUS OF DIVIDENDS

     All of the dividends paid from net investment income by the Fund constitute tax-exempt interest that is not taxable for Federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation.
---------------

                                                                           YEARS ENDED DECEMBER 31,
                                                           --------------------------------------------------------
                  READY RESERVES FUND                        1995        1994        1993        1992        1991
--------------------------------------------------------   --------    --------    --------    --------    --------
Net asset value, beginning of period                       $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000
Income from investment operations:
  Net investment income                                       .0530       .0361       .0261       .0327       .0551
  Net realized loss on investments                               --      (.0026)         --          --          --
                                                           --------    --------    --------    --------    --------
Total from investment operations                              .0530       .0335       .0261       .0327       .0551
Less distributions from:
  Net investment income                                       .0530       .0361       .0261       .0327       .0551
                                                           --------    --------    --------    --------    --------
Total distributions                                           .0530       .0361       .0261       .0327       .0551
                                                           --------    --------    --------    --------    --------
Capital contribution                                             --       .0026          --          --          --
                                                           --------    --------    --------    --------    --------
Net asset value, end of period                             $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000
                                                           ========    ========    ========    ========    ========
Total return (%)                                               5.45        3.67(d)     2.64        3.32        5.64
Ratios to average daily net assets (%):
  Expenses                                                      .72         .71         .71         .71         .71
  Net investment income                                        5.30        3.61        2.61        3.27        5.51
Supplemental data:
  Net assets at end of period (in thousands)               $703,993    $521,277    $477,268    $448,797    $402,978

---------------

(d) The total return includes the impact of the Company's capital contribution. Without the Company's capital contribution, the total return would have been 3.40%.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
WILLIAM BLAIR MUTUAL FUNDS, INC.

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Mutual Funds, Inc. (comprised of Growth Fund, International Growth Fund, Income Fund, Limited Term Tax-Free Fund and Ready Reserves Fund) (together the "Funds") as of December 31, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of William Blair Mutual Funds, Inc. at December 31, 1995, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
February 2, 1996

                             THE BOARD OF DIRECTORS

CONRAD FISCHER, CHAIRMAN
    Principal, William Blair & Company, L.L.C.

VERNON ARMOUR
    Private Investor

C. MATHEWS DICK, JR.
    Chairman, Intelligent Office Corp.

EDWARD M. HOBAN
    Retired Principal,
    William Blair & Company, L.L.C.

GEORGE KELM
    Retired Chairman of the Board,
    Sahara Coal Company, Inc.

JAMES M. MCMULLAN
    Principal, William Blair & Company, L.L.C.

JOHN H. OLWIN, MD
    Emeritus Attending Surgeon, Presbyterian-
    St. Luke's Hospital and Emeritus
    Professor of General Surgery,
    Rush Medical College

JOHN B. SCHWEMM
    Retired Chairman and
    Chief Executive Officer,
    R.R. Donnelley & Sons Company

JOHN W. STRAUB
    Chairman and President,
    W.F. Straub & Company

W. JAMES TRUETTNER, JR., SENIOR VICE PRESIDENT
    Principal, William Blair & Company, L.L.C.
---------------------------------------------------------

Rocky Barber, President
Mark A. Fuller, III, Senior Vice President
Bentley M. Myer, Senior Vice President
Norbert W. Truderung, Senior Vice President
James S. Kaplan, Vice President
John P. Kayser, Vice President
Terence M. Sullivan, Vice President
Walter Rucinski, Treasurer
Sheila M. Johnson, Secretary

---------------------------------------------------------

                                (WM BLAIR LOGO)

                             222 West Adams Street
                            Chicago, Illinois 60606
                                  312-364-8000

                               INVESTMENT ADVISER

                                (WM BLAIR LOGO)

                                 TRANSFER AGENT
                      State Street Bank and Trust Company
                                 P.O. Box 9104
                             Boston, MA 02266-9104
                                  800-635-2886
                          (Massachusetts 800-635-2840)

                                  (COPYWHITE)

                                  GROWTH FUND

                                 INTERNATIONAL
                                  GROWTH FUND

                                  INCOME FUND

                                  LIMITED TERM

                                 TAX-FREE FUND

                                 READY RESERVES

                                      FUND
                               DECEMBER 31, 1995
                                 ANNUAL REPORT

This report has been prepared for the information of the shareholders of William Blair Mutual Funds, Inc. It is not to be construed as an offering to sell or buy any securities of the Fund. Such offering is made only by the Prospectus.